                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              Broadcom Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                                [BROADCOM LOGO]

                 NOTICE OF 1999 SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 1999

TO THE SHAREHOLDERS OF BROADCOM CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Broadcom Corporation, a California corporation (the "Company"), will be held on Monday, November 22, 1999, at 10:00 a.m. Pacific Time at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

          1. To approve the amendment of the Company's Amended and Restated Articles of Incorporation to increase the aggregate number of authorized shares of Class A Common Stock thereunder from 200,000,000 shares to 400,000,000 shares and to increase the aggregate number of authorized shares of Class B Common Stock thereunder from 100,000,000 shares to 200,000,000 shares.

          2. To approve the amendment of the Company's Amended and Restated Articles of Incorporation to permit the issuance of additional shares of Class B Common Stock upon the approval of at least two-thirds of the members of the Board of Directors then in office.

          3. To approve the amendment of the Company's 1998 Stock Incentive
     Plan:

             (a) to increase the number of shares of Class A Common Stock reserved for issuance under this plan by an additional 10,000,000 shares; and

             (b) to revise the automatic share increase provisions of this plan so that the number of shares of Class A Common Stock by which the share reserve is to increase automatically on the first trading day in January each year will be increased to 4.5% of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, beginning with the January 3, 2000 annual increase, subject to an annual share limit.

          4. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     Only shareholders of record at the close of business on October 15, 1999 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at the executive offices of the Company.

     Because this is a Special Meeting with only limited items on the agenda, the Company does not presently intend to have any presentations from management as it typically does for its Annual Meeting of Shareholders. As such, we anticipate that this meeting will only last a few minutes. Although you are entitled to attend the Special Meeting and vote in person, we encourage you to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed return envelope. Should you receive more than one Proxy because your shares are registered in different names or addresses, please be sure to sign and return each Proxy to assure that all of your shares will be voted. You may revoke your Proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Special Meeting will be counted.

                                          Sincerely,

                                          /s/ Henry T. Nicholas
                                          Henry T. Nicholas III, Ph.D.
                                          President, Chief Executive Officer and
                                          Co-Chairman

Irvine, California
October 22, 1999

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                [BROADCOM LOGO]

                              BROADCOM CORPORATION
                              16215 ALTON PARKWAY
                         IRVINE, CALIFORNIA 92618-3616
                         ------------------------------

                                PROXY STATEMENT
                    FOR 1999 SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 1999

GENERAL

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors (the "Board") of Broadcom Corporation, a California corporation (the "Company"), for use at a Special Meeting of Shareholders to be held on Monday, November 22, 1999 (the "Special Meeting") and at any adjournment(s) or postponement(s) thereof. The Special Meeting will be held at 10:00 a.m. Pacific Time at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618. These proxy solicitation materials were mailed on or about October 22, 1999 to all shareholders of the Company entitled to vote at the Special Meeting.

VOTING; QUORUM

     The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On October 15, 1999, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting, 48,817,997 shares of the Company's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), were issued and outstanding, and 54,420,864 shares of the Company's Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock"), were issued and outstanding. No shares of the Company's Preferred Stock, par value $0.0001 per share, were outstanding as of October 15, 1999. The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock." All share numbers and prices reported in this Proxy Statement reflect the two-for-one stock split that was effected on February 17, 1999 through the payment of a dividend of one additional share of Class A Common Stock for every share of Class A Common Stock outstanding as of February 5, 1999. A comparable stock dividend was distributed to the holders of the Company's Class B Common Stock outstanding as of February 5, 1999.

     Holders of Common Stock will vote at the Special Meeting as a single class on all matters, with each holder of Class A Common Stock entitled to one vote per share held, and each holder of Class B Common Stock entitled to ten votes per share held. In addition, the holders of the Class B Common Stock, voting as a class, will separately vote on Proposal Two.

     Proposals One and Two each require the approval of the affirmative vote of the holders of Common Stock representing a majority of the voting power of the Common Stock outstanding on the record date, voting together as a class. Proposal Two also requires the approval of the affirmative vote of the holders of a majority of the Class B Common Stock outstanding on the record date, voting separately as a class. Proposal Three requires the approval of the affirmative vote of the holders of the outstanding Common Stock representing a majority of the voting power present or represented by proxy and voting at the Special Meeting, together with the affirmative vote of the majority of the voting power of the required quorum. The presence at the Special Meeting, either in person or by proxy, of holders of shares of outstanding Common Stock entitled to vote and representing a majority of the voting power of such shares shall constitute a quorum for the transaction of business. Abstentions and shares held by brokers that are present in person or represented by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted for the purpose of determining if a quorum is present for the transaction of business. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

PROXIES

     If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the approval of Proposals One, Two and Three described in the accompanying Notice and in this Proxy Statement. You may revoke or change your Proxy at any time before the Special Meeting by filing a notice of revocation or another signed Proxy with a later date with the Secretary of the Company at the Company's principal executive offices, located at 16215 Alton Parkway, Irvine, California 92618-3616. You may also revoke your Proxy by attending the Special Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to the beneficial owners of the Common Stock. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or any other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                 PROPOSAL ONE:

               APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION
                 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     Under the Company's present capital structure, the Company is authorized to issue 200,000,000 shares of Class A Common Stock, par value $0.0001 per share, 100,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 10,000,000 shares of Preferred Stock, par value $0.0001 per share. The Board believes the number of authorized shares of Common Stock is inadequate for the present and future needs of the Company and, in particular, limits the Company's ability to effect future stock splits in the form of a stock dividend. Therefore, the Board has unanimously approved the amendment of Article III of the Company's Amended and Restated Articles of Incorporation to increase the aggregate number of shares of Class A Common Stock authorized for issuance by 200,000,000 shares, to an aggregate of 400,000,000 shares authorized, and to increase the aggregate number of shares of Class B Common Stock authorized for issuance by an additional 100,000,000 shares, to an aggregate of 200,000,000 shares authorized. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends that the Company's shareholders approve such amendment. The Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges, including dividend rates, conversion and redemption prices, and voting rights, as may be determined by the Board. On September 30, 1999, 48,076,690 shares of Class A Common Stock were outstanding, 55,109,916 shares of Class B Common Stock were outstanding, and no shares of Preferred Stock were outstanding. On September 30, 1999, assuming the exercise of all outstanding options, approximately 64,325,118 shares of Class A Common Stock and 67,230,779 shares of Class B Common Stock would be outstanding on a fully diluted basis.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     The authorization of an additional 200,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock would give the Board the ability to issue such shares of Common Stock from time to time as the Board deems necessary. The Board believes it needs to have the ability to issue such additional shares of Common Stock for any proper corporate purpose, such as stock splits and stock dividends, future acquisitions, stock and option grants, and convertible debt and equity financings. Because the broadband communications market is experiencing rapid technological changes, evolving industry standards and new product introductions, the Company expects to continue to need to issue stock and options to attract key individuals and other personnel and to acquire complementary businesses, technologies and products. The Company may also fund its activities and acquisitions through several different means, including equity and convertible debt financings.

     The Company has no specific plans, understandings or agreements at present for the issuance of the proposed additional shares of Common Stock. The Board of Directors, however, believes that if an increase in the authorized number of shares of Common Stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's shareholders at that time could significantly impair the Company's ability to consummate an acquisition or to meet financing requirements or other objectives. It may also delay the effectiveness of a stock dividend.

     The additional Common Stock would be available for issuance by the Board without any future action by the shareholders, unless such action were specifically required by the Company's Amended and Restated Articles of Incorporation, applicable law or the rules of any stock exchange or quotation system on which the Company's securities may then be listed.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's shareholders, depending upon the exact nature and circumstances of any actual issuances of the authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a shareholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of the Company's outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a shareholder's investment could be adversely affected.

REQUIRED VOTE

     The affirmative vote of a majority of the voting power of all shares of the Company's Class A Common Stock and Class B Common Stock outstanding on the record date, voting together as a class, is required for approval of the amendment of the Company's Amended and Restated Articles of Incorporation to increase the aggregate number of authorized shares of Class A Common Stock issuable thereunder by 200,000,000 shares, to an aggregate of 400,000,000 shares, and to increase the aggregate number of authorized shares of Class B Common Stock issuable thereunder by 100,000,000 shares, to an aggregate of 200,000,000 shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. UNLESS THE AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

                                 PROPOSAL TWO:

               APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION
                 TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES
                  OF CLASS B COMMON STOCK UPON BOARD APPROVAL

     The Company's Amended and Restated Articles of Incorporation currently require the affirmative vote of holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class, prior to the issuance of any additional shares of the Company's Class B Common Stock. The Board of Directors has unanimously approved an amendment to Article III, Section B.2 of the Company's Amended and Restated Articles of Incorporation to permit the Company to issue additional shares of the Class B Common Stock without the approval of the holders of the outstanding shares of Class B Common Stock when such issuance has been approved by two-thirds of the members of the Board of Directors then in office.

PURPOSE OF PROPOSED AMENDMENT

     The approval of the proposed amendment to the Company's Articles of Incorporation would afford the Board the flexibility to issue additional shares of the Company's Class B Common Stock from time to time. The Board believes this flexibility is essential in order to enable the Company to execute its strategic plans, particularly in connection with acquisitions where the Company's highest voting common stock must be used in order to account for the acquisition as a pooling of interests. The Board further believes that the delay and expense to obtain the approval of the holders of the Company's Class B Common Stock for each issuance could significantly impair the Company's ability to consummate acquisitions of companies or technologies that would otherwise be in the best interests of the Company and its shareholders. The Company does not have any specific plans, understandings or agreements at present with respect to the issuance of additional shares of Class B Common Stock, other than upon the exercise of outstanding stock options.

REQUIRED VOTE

     The affirmative vote of a majority of the voting power of all of the Company's Class A Common Stock and Class B Common Stock outstanding, voting together as a class, and the affirmative vote of a majority of the Company's Class B Common Stock outstanding, voting separately as a class, are required to approve this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. UNLESS THE AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES OF CLASS B COMMON STOCK UPON THE APPROVAL OF TWO-THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS THEN IN OFFICE.

                                PROPOSAL THREE:

             APPROVAL OF AMENDMENT OF THE 1998 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the amendment of the Company's 1998 Stock Incentive Plan (the "1998 Plan") to effect the following changes:

           (i) To increase the number of shares of the Company's Class A Common Stock reserved for issuance under the 1998 Plan by an additional 10,000,000 shares; and

          (ii) To revise the automatic share increase provisions of the 1998 Plan so that the number of shares of Class A Common Stock by which the share reserve is to increase automatically on the first trading day in January each year will be increased from 3% of the total number of shares of Class A Common Stock outstanding on the last trading day of December in the immediately preceding calendar year to 4.5% of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, beginning with the January 3, 2000 annual increase, but in no event will any such annual increase exceed 9,000,000 shares of Class A Common Stock.

     The Board of Directors unanimously adopted this amendment on September 24, 1999, subject to shareholder approval at this Special Meeting.

     The proposed amendment will assure that a sufficient reserve of Class A Common Stock remains available for issuance under the 1998 Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and other personnel and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance. The amendment of the automatic share increase provisions to apply to both Class A Common Stock and Class B Common Stock reflects the correction of an inadvertent definitional mistake in the original plan document.

     The following is a summary of the principal features of the 1998 Plan, as most recently amended. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at P.O. Box 57013, Irvine, California 92619-7013 (Attention: Investor Relations). The 1998 Plan serves as the successor to the Company's 1994 Stock Option Plan and the Special Stock Option Plan (collectively, the "Predecessor Plans"), which terminated in connection with the initial public offering of the Company's Class A Common Stock in April 1998. All outstanding options under the Predecessor Plans at the time of such termination were transferred to the 1998 Plan.

EQUITY INCENTIVE PROGRAMS

     The 1998 Plan consists of five (5) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance Program, (iv) the Automatic Option Grant Program for non-employee Board members, and (v) the Director Fee Option Grant Program for such Board members. The principal features of each program are described below. The Compensation Committee of the Board will have the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members. The Compensation Committee will also have complete discretion to select the individuals who are to participate in the Salary Investment Option Grant Program, but all grants made to the selected individuals will be governed by the express terms of that program.

     As of the date of this proxy statement, the Company has only implemented the Discretionary Option Grant Program and Automatic Option Grant Program and has not issued any shares or granted any options under the Stock Issuance Program, the Salary Investment Option Grant Program or the Director Fee Option Grant Program. The Board may determine to implement such Programs in the future. The Board has appointed an Option Committee, consisting of Dr. Henry T. Nicholas III and Dr. Henry Samueli, to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to eligible individuals other than the Company's executive officers and non-employee Board members.

     The term "Plan Administrator," as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1998 Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant and Director Fee Option Grant Programs. All grants under those programs will be made in strict compliance with the express provisions of such programs.

SHARE RESERVE

     A total of 26,874,254 shares of Class A Common Stock and 15,896,456 shares of Class B Common Stock have been reserved in the aggregate for issuance over the term of the 1998 Plan. Such share reserve consists of (i) the 31,961,126 shares initially reserved for issuance under the 1998 Plan (including the shares of Class B Common Stock subject to the outstanding options under the Predecessor Plans, which have been transferred to the 1998 Plan), (ii) the 809,584 shares of Class A Common Stock added to the 1998 Plan on January 4, 1999 pursuant to the automatic share increase provisions of the 1998 Plan, plus (ii) the additional increase of 10,000,000 shares of Class A Common Stock which forms part of this Proposal. In addition, upon shareholder approval of this Proposal, the number of shares of Class A Common Stock reserved for issuance under the 1998 Plan will automatically increase on the first trading day of January each calendar year, beginning in January 2000, by an amount equal to four and one-half percent (4.5%) of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, but in no event will any such annual increase exceed 9,000,000 shares of Class A Common Stock. Prior to the amendment to the 1998 Plan which is the subject of this Proposal, the share reserve was to increase automatically each year by three percent (3%) of the total number of shares of Class A Common Stock outstanding on the last trading day of December in the immediately preceding calendar year.

     No participant in the 1998 Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 3,000,000 shares of Class A Common Stock in the aggregate per calendar year. Shareholder approval of this Proposal will also constitute a reapproval of the 3,000,000 share limitation for purposes of Internal Revenue Code Section 162(m).

     The shares of Class A Common Stock and Class B Common Stock issuable under the 1998 Plan may be drawn from shares of the Company's authorized but unissued shares of such Common Stock or from shares of such Common Stock reacquired by the Company, including shares repurchased on the open market.

     Shares subject to any outstanding options under the 1998 Plan (including options transferred from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1998 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1998 Plan will be added back to the number of shares reserved for issuance under the 1998 Plan and will accordingly be available for subsequent issuance. In addition, the share reserve under the 1998 Plan will be increased by any unvested shares originally issued under the Predecessor Plans and subsequently repurchased by the Company, at the option exercise price paid per share, in connection with the optionee's termination of service prior to vesting in those shares, but in no event will such increase exceed 6,908,403 shares. However, any shares subject to stock appreciation rights exercised under the 1998 Plan will not be available for reissuance.

     Should the exercise price of an option under the 1998 Plan be paid with shares of Class A Common Stock or should shares of Class A Common Stock otherwise issuable under the 1998 Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the 1998 Plan, then the number of shares of Class A Common Stock available for issuance under the 1998 Plan will be reduced only by the net number of shares of Class A Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance.

ELIGIBILITY

     Officers, employees, non-employee Board members and independent consultants in the service of the Company or its parent and subsidiaries, whether now existing or subsequently established, will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The Company's executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of September 30, 1999, seven executive officers, three non-employee Board members and approximately 850 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The seven executive officers were eligible to participate in the Salary Investment Option Grant Program, and the three non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

VALUATION

     The fair market value per share of Class A Common Stock on any relevant date under the 1998 Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On September 30, 1999, the fair market value per share determined on such basis was $109.00.

DISCRETIONARY OPTION GRANT PROGRAM

     The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule, if any, to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each granted option will have an exercise price per share determined by the Plan Administrator, but in no event will such exercise price be less than eighty-five percent (85%) of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten (10) years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. However, the shares acquired under those options may be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

     Upon cessation of service with the Company, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue tandem stock appreciation rights under the Discretionary Option Grant Program, which will provide the holders with the right to surrender their options for an appreciation distribution from the Company. The amount of such distribution will be equal to the excess of

(i) the fair market value of the vested shares of Class A Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Class A Common Stock.

     The Plan Administrator also has the authority to effect the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant, in substitution therefor, new options covering the same or a different number of shares of Class A Common Stock or Class B Common Stock, but with an exercise price per share based upon the fair market value of the option shares on the new grant date.

SALARY INVESTMENT OPTION GRANT PROGRAM

     The Compensation Committee will have complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and to apply that amount to the acquisition of a special option grant under the program. As of September 30, 1999, no individuals had participated in this program.

     Each selected individual who files such a timely election will automatically be granted a non-statutory option on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Shareholder approval of this Proposal will also constitute pre-approval of each option granted under the Salary Investment Option Grant Program after the date of this Special Meeting and the subsequent exercise of that option in accordance with the terms of the program summarized below.

     The number of shares subject to each such option will be determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Class A Common Stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. In effect, the salary reduction will constitute a pre-payment of the remaining two-thirds of the fair market value of the option shares on the grant date.

     The option will become exercisable in a series of twelve (12) equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect and will become immediately exercisable in all the option shares on an accelerated basis upon certain changes in ownership or control of the Company. Each option will remain exercisable for any vested shares until the earlier of (i) the expiration of the ten (10) year option term or (ii) the end of the three (3) year period measured from the date of the optionee's cessation of service.

STOCK ISSUANCE PROGRAM

     Shares of Class A Common Stock may be issued under the Stock Issuance Program for such valid consideration under the California General Corporation Law as the Plan Administrator deems appropriate, including cash and promissory notes. The shares may also be issued as a bonus for past services without any cash outlay required of the recipient. In addition, shares of Class A Common Stock may be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award. As of September 30, 1999, the Company has not issued any shares under this Stock Issuance Program.

     The shares issued may be fully vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

     Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of Class A Common Stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of Class A Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

AUTOMATIC OPTION GRANT PROGRAM

  Grants

     Under the Automatic Option Grant Program, eligible non-employee Board members will receive a series of option grants over their period of Board service. Each non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 80,000 shares of Class A Common Stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. In addition, on the date of each Annual Shareholders Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 6,000 shares of Class A Common Stock, provided he or she has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 6,000 share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more such annual option grants over their period of Board service. At the Company's Annual Shareholders Meeting in May 1999, each non-employee Board member who was eligible to receive the 6,000 share annual stock option grant declined to accept the annual grant for 1999.

     Shareholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Option Grant Program after the date of the Special Meeting and the subsequent exercise of that option in accordance with the terms of the program summarized below.

  Option Terms

     Each automatic grant will have an exercise price per share equal to the fair market value per share of Class A Common Stock on the grant date and will have a maximum term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under such option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 80,000 share automatic option grant will vest in a series of four (4) successive equal annual installments upon the optionee's completion of each year of Board service over the four (4) year period measured from the grant date. The shares subject to each annual 6,000 share automatic grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. However, the shares subject to each outstanding automatic option grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for a twelve (12) month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

DIRECTOR FEE OPTION GRANT PROGRAM

     Each non-employee Board member will have the right to apply all or a portion of his total retainer fee, if any, otherwise payable in cash each year to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant will automatically be made on the first trading day in January following the filing of the option-in-lieu-of-cash election and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the total dollar amount of the retainer fee subject to the director's election by two-thirds of the fair market value per share of Class A Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election. In effect, the director-fee election will constitute a pre-payment of the remaining two-thirds of the fair market value of the option shares on the grant date. As of September 30, 1999, no Board member was being paid a cash retainer fee by the Company and no Board member participated in this option grant program.

     Shareholder approval of this Proposal will constitute pre-approval of each option granted pursuant to the provisions of the Director Fee Option Grant Program after the date of the Special Meeting and the subsequent exercise of that option in accordance with its terms.

     The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any unvested shares subject to the option at the time. However, the option will remain exercisable for the vested shares subject to the option until the earlier of (i) the expiration of the ten (10) year option term or (ii) the end of the three (3) year period measured from the date of the optionee's cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for any or all of those shares until the earlier of (i) the expiration of the ten (10) year option term or (ii) the end of the three (3) year period measured from the date of the optionee's cessation of Board service.

LIMITED STOCK APPRECIATION RIGHTS

     Each option granted under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program will include a limited stock appreciation right. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, each outstanding option under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program may be surrendered to the Company in return for a cash distribution from the Company. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option.

     Shareholder approval of this Proposal will also constitute pre-approval of each limited stock appreciation right granted under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program and the subsequent exercise of that right in accordance with the foregoing terms.

PREDECESSOR PLANS

     All outstanding options under the Predecessor Plans that were transferred to the 1998 Plan will continue to be governed by the terms of the original agreements evidencing those options, and no provision of the 1998 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of Class A Common Stock or Class B Common Stock. However, the Plan Administrator has complete discretion to extend one or more provisions of the 1998 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

STOCK AWARDS

     The table below sets forth, as to Company's Chief Executive Officer, the three other most highly compensated executive officers of the Company (with base salary and bonus for the past fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the 1998 Plan from the April 8, 1998 effective date of the 1998 Plan through

September 30, 1999, together with the weighted average exercise price payable per share for such option grants. The Company has not made any direct stock issuances to date under the 1998 Plan.

                              OPTION TRANSACTIONS

                                                                                          WEIGHTED
                                                                                          AVERAGE
                                           NUMBER OF SHARES                            EXERCISE PRICE
                                              UNDERLYING         TYPE OF SECURITIES         PER
           NAME AND POSITION              OPTIONS GRANTED(#)     UNDERLYING OPTIONS       SHARE($)
           -----------------              -------------------   --------------------   --------------
Henry T. Nicholas III, Ph.D.............              --                          --            --
  President, Chief Executive Officer and
  Co-Chairman
Henry Samueli, Ph.D.....................              --                          --            --
  Vice President of Research &
  Development,
  Chief Technical Officer and
  Co-Chairman
William J. Ruehle.......................         300,000        Class A Common Stock      $40.9063
  Vice President and Chief Financial
  Officer
Aurelio E. Fernandez....................         100,000        Class A Common Stock      $40.9063
  Vice President of Worldwide Sales
Myron S. Eichen.........................          80,000        Class A Common Stock      $  12.00
  Director
Alan E. Ross............................          80,000        Class A Common Stock      $  12.00
  Director
Werner F. Wolfen........................          80,000        Class A Common Stock      $  12.00
  Director
All current executive officers as a
  group (7 persons).....................         700,000        Class A Common Stock      $40.9063
All current non-employee directors as a
  group (3 persons).....................         240,000        Class A Common Stock      $  12.00
All employees, including current
  officers who are not executive
  officers, as a group..................      15,654,505        Class A Common Stock      $66.2343

     As of September 30, 1999, 16,248,428 shares of Class A Common Stock and 11,332,261 shares of Class B Common Stock were subject to outstanding options under the 1998 Plan, 247,071 shares of Class A Common Stock and 4,389,280 shares of Class B Common Stock had been issued under the 1998 Plan, and 561,045 shares of Class A Common Stock remained available for future issuance. In September 1999, the Board of Directors approved an amendment to the 1998 Plan to increase the number of shares available for future issuance by 10,000,000 shares, subject to shareholder approval of this Proposal.

1999 SPECIAL STOCK OPTION PLAN

     In October 1999, the Company's Board of Directors approved the 1999 Special Stock Option Plan and reserved an aggregate of 500,000 shares of Class A Common Stock for issuance under this plan. These shares are in addition to the shares reserved for issuance under the 1998 Plan. Employees, independent consultants and advisors in the service of the Company or any of its subsidiaries who are neither officers of the Company nor members of the Board and who are not otherwise subject to Section 16 of the Securities Exchange Act of 1934, as amended, at the time of the option grant are eligible to participate in this plan. The plan terminates in October 2009 and permits the Company to grant options to eligible participants at an exercise price below the then fair market value of the Class A Common Stock. As of October 15, 1999, the Company had granted options to purchase an aggregate of 3,378 shares of Class A Common Stock under this plan at a weighted average exercise price of $5.6953 per share.

OPTION GRANTS AND ISSUANCES OF ADDITIONAL SHARES UNDER 1998 PLAN

     As of October 15, 1999, no stock options had been granted under the 1998 Plan out of the additional shares to be reserved for issuance under this Proposal and no shares of Class A Common Stock had been issued therefrom.

GENERAL PROVISIONS

  Acceleration

     In the event a change in control of the Company occurs, each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full, unless (i) the option is assumed by the successor corporation or otherwise continued in effect or (ii) the option is replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program that will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

     The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will vest immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The Plan Administrator may also structure stock issuances under the Stock Issuance Program so that those issuances will immediately vest upon a change in control. The shares subject to each option under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon any change in control transaction. A change in control will be deemed to occur upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

  Shareholder Rights and Option Transferability

     No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, non-statutory options may be transferred or assigned during optionee's lifetime to one or more members of the optionee's family or to a trust established for one or more such family members or to the optionee's former spouse, to the extent such transfer is in connection with the optionee's estate plan or pursuant to a domestic relations order.

  Changes in Capitalization

     In the event any change is made to the outstanding shares of Class A Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1998 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the Predecessor Plans to the 1998 Plan, (vi) the maximum number and/or class of securities by which the share reserve under the 1998 Plan is to increase automatically each year, and (vii) the maximum number and/or class of securities by which the share reserve under the 1998 Plan may increase as a result of the repurchase of unvested shares originally issued under the Predecessor Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options thereunder.

  Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

  Special Tax Election

     The Plan Administrator may provide one or more holders of non-statutory options or unvested share issuances under the 1998 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

  Amendment and Termination

     The Board may amend or modify the 1998 Plan at any time, subject to any required shareholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the 1998 Plan will terminate on the earliest of (i) January 31, 2008, (ii) the date on which all shares available for issuance under the Plan have been issued and have become fully-vested shares, or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

FEDERAL INCOME TAX CONSEQUENCES

  Option Grants

     Options granted under the 1998 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code (the "Code"), or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights

     No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

  Direct Stock Issuances

     The tax principles applicable to direct stock issuances under the 1998 Plan will be substantially the same as those summarized above for the exercise of non-statutory stock option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory stock options with exercise prices equal to the fair market value of the option shares on the grant date under the 1998 Plan will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's consolidated financial statements, and the Company must also disclose, in footnotes to the Company's consolidated financial statements, the pro forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants or stock issuances made under the 1998 Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

     On March 31, 1999, the Financial Accounting Standards Board issued an exposure draft of a proposed interpretation of APB Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the proposed interpretation, as subsequently modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the date the option is exercised for those shares.

     Should one or more individuals be granted tandem stock appreciation rights under the 1998 Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

REQUIRED VOTE

     The affirmative vote of a majority of the voting power of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy and voting at the Special Meeting, together with the affirmative vote of the majority of voting power of the required quorum, is required for approval of the amendment to the 1998 Plan. Should such shareholder approval not be obtained, then neither the 10,000,000 share increase to the share reserve under the 1998 Plan nor the change in the automatic share increase provisions of the 1998 Plan will be implemented, any stock options granted under the 1998 Plan on the basis of those increases will immediately terminate without ever becoming exercisable for the shares of Class A Common Stock subject to those options, and no additional options or stock issuances will be made on the basis of such increases. The 1998 Plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the 1998 Plan until all the shares available for issuance under the 1998 Plan has been issued pursuant to such option grants and direct stock issuances.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. UNLESS THE AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE AMENDMENT OF THE 1998 STOCK INCENTIVE PLAN.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is expressly granted by the execution of the enclosed Proxy.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of September 30, 1999, by (i) all persons known to the Company to beneficially own five percent (5%) or more of either class of the Company's Common Stock, (ii) each director of the Company, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

                                             SHARES AND PERCENTAGE BENEFICIALLY OWNED(1)
                                             --------------------------------------------   PERCENTAGE
                                             CLASS A                 CLASS B                 OF TOTAL
                                              COMMON                 COMMON                   VOTING
             BENEFICIAL OWNER                 STOCK     PERCENT       STOCK      PERCENT    POWER(1)(2)
             ----------------                --------   --------   -----------   --------   -----------
Henry T. Nicholas III, Ph.D.(3)(4).........       --      --       19,287,300      34.7%       31.9%
Henry Samueli, Ph.D.(3)(5).................        2       *       19,422,500      35.0        32.2
General Instrument Corporation(6)..........   10,000       *        4,365,000       7.9         7.3
Myron S. Eichen(7).........................   80,000       *          232,000         *           *
Werner F. Wolfen(8)........................   74,220       *          278,750         *           *
Alan E. Ross(9)............................   74,104       *           22,050         *           *
William J. Ruehle(10)......................    1,679       *          649,000       1.2         1.1
Aurelio E. Fernandez.......................      809      --          340,563         *           *
All current directors and executive
  officers as a group (10 persons)(11).....  267,009       *       40,948,906      72.6        66.9

---------------
  *  Less than one percent.

 (1) The percentage of shares beneficially owned is based on 48,076,690 shares of Class A Common Stock and 55,109,916 shares of Class B Common Stock outstanding as of September 30, 1999. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 30, 1999 are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, such persons have sole voting and investment power with respect to all shares of the Company's Common Stock shown as beneficially owned by them.

 (2) Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. Holders of Common Stock will vote together as a single class on all matters submitted to a vote of shareholders, except (i) as otherwise required by law and (ii) in the case of a proposed issuance of shares of Class B Common Stock, which issuance currently requires the affirmative vote of the holders of the majority of the outstanding shares of Class B Common Stock voting separately as a class. See "Proposal Two" which will eliminate this shareholder approval requirement if the issuance of Class B Common Stock is approved by two-thirds of the Board of Directors then in office.

 (3) The address for Dr. Nicholas and Dr. Samueli is 16215 Alton Parkway, Irvine, California 92618-3616. Includes 455,000 shares of Class B Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 1999.

 (4) Includes 18,832,300 shares of Class B Common Stock held by Dr. Nicholas and his spouse, as trustees of the Nicholas Family Trust.

 (5) Includes (i) 1,722,500 shares of Class B Common Stock owned by HS Management, L.P., of which Dr. Samueli is the General Partner, (ii) 2,400,000 shares of Class B Common Stock held by Dr. Samueli, as Trustee for the Lifetime Benefit Trust for Henry Samueli, (iii) 5,845,000 shares of Class B Common Stock held by Dr. Samueli and his spouse, as Trustees of the Samueli Family 1995

     Trust, and (iv) 9,000,000 shares of Class B Common Stock held by HS Portfolio L.P., of which Dr. Samueli is the General Partner.

 (6) The address for General Instrument is 101 Tournament Drive, Horsham, Pennsylvania 19044.

 (7) Includes 232,000 shares of Class B Common Stock owned by the Eichen Family Trust, of which Mr. Eichen is a trustee. Also includes 80,000 shares of Class A Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 1999.

 (8) Includes (i) 19,390 shares of Class B Common Stock held by the Werner F. Wolfen Annuity Trust B, of which Mr. Wolfen is a beneficiary, (ii) 19,390 shares of Class B Common Stock held by the Mary G. Wolfen Annuity Trust B, of which Mr. Wolfen's spouse is a beneficiary, (iii) 8,206 shares of Class B Common Stock held by Werner F. Wolfen, P.C. a professional corporation, and (iv) 610 shares of Class A Common Stock held by Mary G. Wolfen, Mr. Wolfen's spouse. Also includes 42,502 shares of Class B Common Stock owned by the Estate of Lawrence P. Wolfen, of which Mr. Wolfen serves as executor and as to which Mr. Wolfen disclaims beneficial ownership. Also includes 73,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 1999.

 (9) Includes 74,104 shares of Class A Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 1999.

(10) Includes 305,250 shares of Class B Common Stock held by a family trust as to which shares Mr. Ruehle, as co-trustee of such trust, shares voting and dispositive power.

(11) Includes 227,104 shares of Class A Common Stock and 1,291,098 shares of Class B Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after September 30, 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth certain information regarding all executive officers and key employees of the Company as of September 30, 1999:

                NAME                   AGE             POSITIONS WITH THE COMPANY
                ----                   ---             --------------------------
Henry T. Nicholas III, Ph.D. ........  39    President, Chief Executive Officer and
                                             Co-Chairman
Henry Samueli, Ph.D..................  45    Vice President of Research & Development,
                                             Chief Technical Officer and Co-Chairman
Martin J. Colombatto.................  41    Vice President and General Manager,
                                             Networking Business Unit
David A. Dull........................  50    Vice President of Business Affairs, General
                                             Counsel and Secretary
Aurelio E. Fernandez.................  44    Vice President of Worldwide Sales
Timothy M. Lindenfelser..............  39    Vice President of Marketing
Vahid Manian.........................  39    Vice President of Manufacturing Operations
William J. Ruehle....................  57    Vice President and Chief Financial Officer
Jeffrey L. Thermond..................  46    Vice President and General Manager,
                                             Home Networking Business Unit
Nancy M. Tullos......................  47    Vice President of Human Resources

     The following is a brief description of the capacities in which each of the executive officers and key employees has served during the past five years.

     HENRY T. NICHOLAS III, PH.D. co-founded the Company and has served as its President, Chief Executive Officer and Co-Chairman since the Company's inception. From 1988 through 1991, Dr. Nicholas was first a consultant and then the Director of Microelectronics for PairGain Technologies, Inc., a telecommunications equipment manufacturer, and was the founder of PairGain's microelectronics organization. Prior to joining PairGain, Dr. Nicholas held various senior management positions with the Microelectronics Center of TRW, Inc. between 1982 and 1989. Dr. Nicholas attended the United States Air Force Academy, and received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of California, Los Angeles.

     HENRY SAMUELI, PH.D. co-founded the Company and has served as its Vice President of Research & Development, Chief Technical Officer and Co-Chairman since the Company's inception. Since 1985, Dr. Samueli has also been a professor in the Electrical Engineering Department at the University of California, Los Angeles, where he supervises advanced research programs in broadband communications circuits and has published more than 100 papers on the subject. Dr. Samueli was the Chief Scientist and one of the founders of PairGain, and he consulted for PairGain from 1988 to 1994. From 1980 until 1985, Dr. Samueli was employed in various engineering management positions in the Electronics and Technology Division of TRW. Dr. Samueli received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of California, Los Angeles.

     MARTIN J. COLOMBATTO joined the Company in July 1996 as its Director of Marketing for Broadband Access, and became the Vice President and General Manager of the Networking Business Unit in December 1997. Prior to joining the Company, Mr. Colombatto held various sales positions with LSI Logic Corp., a semiconductor manufacturer, including Director, North American Sales Communication Segment, from August 1995 to July 1996; Director, European Sales Communication and Consumer Segment, from April 1992 to July 1995; and Regional Sales Manager from August 1987 to June 1992. Mr. Colombatto received a B.S. from the California Polytechnic University, Pomona.

     DAVID A. DULL has served as the Company's Vice President of Business Affairs and General Counsel since March 1998 and was appointed Secretary in April 1998. From 1985 until 1998, Mr. Dull was a Partner in the law firm of Irell & Manella LLP, where as a business lawyer he represented a number of public and private companies and individuals in the entertainment and high technology industries, including the Company. Irell & Manella LLP has represented and continues to represent the Company in various transactional and litigation matters. Mr. Dull received a B.A. and a J.D. from Yale University.

     AURELIO E. FERNANDEZ has served as the Vice President of Worldwide Sales since joining the Company in December 1997. From November 1996 to December 1997, Mr. Fernandez served as the Senior Vice President of Sales at Exar Corporation, a semiconductor manufacturer. From November 1994 to November 1996, Mr. Fernandez served as the Senior Vice President of Sales at ICWorks, Inc., a semiconductor manufacturer. Prior to that, Mr. Fernandez served in a number of positions, most recently as Vice President of Telecom Sales at VLSI Technology, Inc., a semiconductor manufacturer. Mr. Fernandez received a B.S.E.E. from the University of Florida and an M.B.A. from Florida Atlantic University.

     TIMOTHY M. LINDENFELSER has served as the Vice President of Marketing since joining the Company in February 1994. From that time until December 1997, Mr. Lindenfelser also served as Vice President of Worldwide Sales. Prior to joining the Company, Mr. Lindenfelser was employed by Brooktree Corporation, a semiconductor manufacturer, from November 1988 until February 1994, where he was responsible for all marketing and new business development for the Communications Strategic Business Unit. Mr. Lindenfelser received a B.S.E.E. from the University of Minnesota and an M.B.A. from the University of San Diego.

     VAHID MANIAN joined the Company in January 1996 as its Director of Operations and became the Vice President of Manufacturing Operations in December 1997. Prior to joining the Company, Mr. Manian served as the Director of Operations at Silicon Systems, Inc. from November 1983 to January 1996, where he led the implementation, production ramp and qualification of advanced PRML-read channel ICs. Mr. Manian received a B.S.E.E. and an M.B.A. from the University of California, Irvine.

     WILLIAM J. RUEHLE has served as the Vice President and Chief Financial Officer since joining the Company in June 1997. Mr. Ruehle was employed by SynOptics Communications, Inc. as Vice President and Chief Financial Officer from 1987 until the merger with Wellfleet Communications Incorporated in 1994 that created Bay Networks, Inc., a networking communications company. Following the merger, Mr. Ruehle was promoted to Executive Vice President and served as Chief Financial Officer of Bay Networks until January 1997. Mr. Ruehle received a B.A. in Economics from Allegheny College and an M.B.A. from Harvard Business School.

     JEFFREY L. THERMOND has served as Vice President and General Manager of the Home Networking Business Unit since joining the Company in May 1999 upon its acquisition of Epigram, Inc. Mr. Thermond was President and Chief Executive Officer of Epigram, Inc. from August 1997 to May 1999. From 1994 to August 1997, he was Vice President and General Manager of the Network Systems Division at 3Com Corporation. Mr. Thermond received a B.A. from Yale University and an M.B.A. from Indiana University.

     NANCY M. TULLOS joined the Company in September 1998 as its Vice President of Human Resources. From January 1998 to August 1998, Ms. Tullos was Vice President, Worldwide Human Resources for Cybermedia, Inc. From 1987 to January 1998 she was Vice President, Human Resources and Administrative Services for Micropolis Corporation. Ms. Tullos received a B.S. from Ohio University and an M.B.A. from Pepperdine University.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the three other most highly compensated executive officers of the Company whose aggregate salary and bonus for the 1998 Fiscal Year were in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1997 and 1998. The listed individuals are hereinafter referred to as the "Named Executive Officers." No other executive officer's aggregate salary and bonus exceeded $100,000 for the 1998 Fiscal Year.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                           ANNUAL COMPENSATION             AWARDS
                                                     -------------------------------    ------------
                                                                                         SECURITIES
                                                                      OTHER ANNUAL       UNDERLYING
       NAME AND PRINCIPAL POSITIONS          YEAR    SALARY($)(1)    COMPENSATION($)     OPTIONS(#)
       ----------------------------          ----    ------------    ---------------    ------------
Henry T. Nicholas III, Ph.D................  1998      $112,115          --                --
  President, Chief Executive                 1997       165,000          --               750,000
  Officer and Co-Chairman
Henry Samueli, Ph.D........................  1998       112,115          --                --
  Vice President of Research &               1997       165,000          --               750,000
  Development, Chief Technical Officer and
  Co-Chairman
William J. Ruehle..........................  1998       110,000         $ 46,211(3)       500,000
  Vice President and Chief Financial         1997(2)     60,077           24,506(3)       825,000
  Officer
Aurelio E. Fernandez.......................  1998       109,577          108,360(5)       100,000
  Vice President of Worldwide Sales          1997(4)     --              --               510,000

---------------
(1) Includes amounts deferred under the Company's employee profit sharing plan, a tax-qualified plan under Section 401(k) of the Internal Revenue Code.

(2) Mr. Ruehle joined the Company and became an executive officer in June 1997.

(3) Represents reimbursement of $29,829 and $12,738 in the 1998 Fiscal Year and the fiscal year ended December 31, 1997, respectively, for the interest expense on a $467,500 full-recourse promissory note delivered by Mr. Ruehle to the Company in July 1997 in connection with the exercise of a stock option, plus a tax gross-up for the portion thereof includable as taxable income.

(4) Mr. Fernandez joined the Company and became an executive officer in December 1997.

(5) Represents reimbursement of the interest expense on a $1,800,000 full-recourse promissory note delivered by Mr. Fernandez to the Company in December 1997 in connection with the exercise of a stock option.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the stock options granted to the Named Executive Officers during the 1998 Fiscal Year. Except as otherwise indicated, all the grants were made under the Company's 1998 Plan. No stock appreciation rights were granted to the Named Executive Officers during such fiscal year.

                                                 INDIVIDUAL GRANTS
                                 -------------------------------------------------   POTENTIAL REALIZATION VALUE
                                  NUMBER OF    % OF TOTAL                             AT ASSUMED ANNUAL RATES OF
                                 SECURITIES     OPTIONS     EXERCISE                 STOCK PRICE APPRECIATION FOR
                                 UNDERLYING    GRANTED TO     PRICE                         OPTION TERM(1)
                                   OPTIONS     EMPLOYEES    PER SHARE   EXPIRATION   ----------------------------
             NAME                GRANTED (#)    IN 1998      ($/SH)        DATE         5%($)          10%($)
             ----                -----------   ----------   ---------   ----------   ------------   -------------
Henry T. Nicholas III,
  Ph.D. .......................     --             --          --          --            --              --
Henry Samueli, Ph.D. ..........     --             --          --          --            --              --
William J. Ruehle(3)...........    200,000        1.5%      $ 5.0000     03/02/08     $  628,895     $ 1,593,742
                                   300,000        2.2        40.9063     11/03/08      7,717,625      19,558,232
                                   -------        ---                                 ----------     -----------
                                   500,000        3.7                                  8,346,520      21,151,974
Aurelio E. Fernandez(4)........    100,000        0.7        40.9063     11/03/08      2,572,575       6,519,411

---------------
(1) The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its Common Stock. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants, which were made to the Named Executive Officers with an exercise price equal to the fair market value of the option shares on the grant date. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

(2) The exercise price may be paid in cash or in shares of Class A Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation Committee may also assist an optionee in the exercise of an option by (i) authorizing a loan from the Company in a principal amount not to exceed the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee.

(3) Options were granted on March 2, 1998 under the Company's Special Stock Option Plan and on November 3, 1998 under the 1998 Plan. The options vest in 48 successive equal monthly installments upon optionee's completion of each month of service from July 1, 2001 and June 1, 2001, respectively. In the event of a liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities in which the options are not assumed by the surviving entity, these options will become immediately exercisable.

(4) Options were granted on November 3, 1998 under the 1998 Plan. The options vest in 48 successive equal monthly installments upon optionee's completion of each month of service from January 1, 2002. In the event of a liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities in which the options are not assumed by the surviving entity, these options will become immediately exercisable.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

     The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the 1998 Fiscal Year and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during the 1998 Fiscal Year and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR END VALUES

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING               VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                             SHARES        VALUE        AT FISCAL YEAR END (#)       AT FISCAL YEAR END ($)(2)
                          ACQUIRED ON     REALIZED    ---------------------------   ---------------------------
          NAME            EXERCISE (#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            ------------   ----------   -----------   -------------   -----------   -------------
Henry T. Nicholas,
  III...................     --              --        750,000          --          $44,813,774        --
Henry Samueli...........     --              --         750,000         --           44,813,774        --
William J. Ruehle.......     --              --          --            500,000          --         $16,915,610
Aurelio E. Fernandez....     60,000      $1,830,000      --            100,000          --           1,946,870

---------------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2) Determined on the basis of the closing sales price per share of the Company's Class A Common Stock on the Nasdaq National Market on the last day of the 1998 Fiscal Year ($60.375 per share), less the option exercise price payable per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

     None of the Named Executive Officers named in the Summary Compensation Table has an employment agreement with the Company that governs the length of his service. Accordingly, the employment of any such executive officer may be terminated at any time at the discretion of the Board of Directors. The Company has entered into a letter agreement with Mr. William J. Ruehle, the Vice President and Chief Financial Officer of the Company, which provides that Mr. Ruehle shall be entitled to payment of his base salary for one year and continuation of any benefit programs in the event of an acquisition of the Company. In addition, the letter agreement provides for accelerated vesting of Mr. Ruehle's initial option grant to purchase 825,000 shares of the Company's Class B Common Stock in the event of an acquisition or merger of the Company that results in a change in control of the Company or in which the Company is not the surviving entity.

     The Compensation Committee of the Board of Directors, as Plan Administrator of the 1998 Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

FORM 10-K AND FORMS 10-Q AND 8-K

     The Company has filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 1998, Quarterly Reports on Form 10-Q for the three months ended March 31, 1999 and June 30, 1999, respectively, and Current Reports on Form 8-K/A filed September 17, 1999 and Form 8-K filed September 28, 1999, among others. Shareholders may obtain a copy of any of the Company's reports, free of charge, by writing to Investor Relations, Broadcom Corporation, P.O. Box 57013, Irvine, California 92619-7013.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          OF BROADCOM CORPORATION

                                          LOGO
                                          David A. Dull
                                          Vice President of Business Affairs,
                                          General Counsel and Secretary

Dated: October 22, 1999

                                      LOGO

PROXY                         BROADCOM CORPORATION
                              CLASS A COMMON STOCK
            1999 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 22, 1999
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BROADCOM
                                  CORPORATION

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of 1999 Special Meeting of Shareholders to be held November 22, 1999 and the Proxy Statement and appoints William J. Ruehle and Timothy M. Lindenfelser, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class A Common Stock of Broadcom Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Shareholders of the Company to be held at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618, on November 22, 1999 at 10:00 a.m., and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

    1. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve an amendment to the
                                         Company's Amended and Restated Articles
                                         of Incorporation to increase the
                                         aggregate number of authorized shares
                                         of Class A Common Stock from
                                         200,000,000 shares to 400,000,000
                                         shares and to increase the aggregate
                                         number of authorized shares of Class B
                                         Common Stock from 100,000,000 shares to
                                         200,000,000 shares.

    2. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve the amendment of the
                                         Company's Amended and Restated Articles
                                         of Incorporation to permit the issuance
                                         of additional shares of Class B Common
                                         Stock upon the approval of at least
                                         two-thirds of the members of the Board
                                         of Directors then in office.

    3. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve an amendment of the
                                         Company's 1998 Stock Incentive Plan to:
                                         (a) to increase the number of shares of
                                         Class A Common Stock reserved for
                                         issuance under this plan by an
                                         additional 10,000,000 shares; and (b)
                                         to revise the automatic share increase
                                         provisions of this plan so that the
                                         number of shares of Class A Common
                                         Stock by which the share reserve is to
                                         increase automatically on the first
                                         trading day in January each year to
                                         4.5% of the total number of shares of
                                         Class A Common Stock and Class B Common
                                         Stock outstanding on the last trading
                                         day of December in the immediately
                                         preceding calendar year, beginning with
                                         the January 3, 2000 annual increase,
                                         subject to an annual share limit.

    4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

    The Board of Directors recommends a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE FOREGOING PROPOSALS.

                                                       Date:
                                                            --------------------

                                                       Please print the name(s)
                                                       appearing on each share
                                                       certificate(s) over which
                                                       you have voting
                                                       authority:

                                                       -------------------------
                                                           (Print name(s) on
                                                             certificate)

                                                       Please sign your name:

                                                       -------------------------
                                                       (Authorized Signature(s))

PROXY                         BROADCOM CORPORATION
                              CLASS B COMMON STOCK
            1999 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 22, 1999
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BROADCOM
                                  CORPORATION

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of a 1999 Special Meeting of Shareholders to be held November 22, 1999 and the Proxy Statement and appoints William J. Ruehle and Timothy M. Lindenfelser, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Class B Common Stock of Broadcom Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Shareholders of the Company to be held at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California 92618, on November 22, 1999 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

    1. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve an amendment to the
                                         Company's Amended and Restated Articles
                                         of Incorporation to increase the
                                         aggregate number of authorized shares
                                         of Class A Common Stock from
                                         200,000,000 shares to 400,000,000
                                         shares and to increase the aggregate
                                         number of authorized shares of Class B
                                         Common Stock from 100,000,000 shares to
                                         200,000,000 shares.

    2. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve the amendment of the
                                         Company's Amended and Restated Articles
                                         of Incorporation to permit the issuance
                                         of additional shares of Class B Common
                                         Stock upon the approval of at least
                                         two-thirds of the members of the Board
                                         of Directors then in office.

    3. FOR [ ]  AGAINST [ ]  ABSTAIN [ ] To approve an amendment of the
                                         Company's 1998 Stock Incentive Plan to:
                                         (a) to increase the number of shares of
                                         Class A Common Stock reserved for
                                         issuance under this plan by an
                                         additional 10,000,000 shares; and (b)
                                         to revise the automatic share increase
                                         provisions of this plan so that the
                                         number of shares of Class A Common
                                         Stock by which the share reserve is to
                                         increase automatically on the first
                                         trading day in January each year to
                                         4.5% of the total number of shares of
                                         Class A Common Stock and Class B Common
                                         Stock outstanding on the last trading
                                         day of December in the immediately
                                         preceding calendar year, beginning with
                                         the January 3, 2000 annual increase,
                                         subject to an annual share limit.

    4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

    The Board of Directors recommends a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE FOREGOING PROPOSALS.

                                                       Date:
                                                            -------------------

                                                       Please print the name(s)
                                                       appearing on each share
                                                       certificate(s) over which
                                                       you have voting
                                                       authority:

                                                       -------------------------
                                                           (Print name(s) on
                                                             certificate)

                                                       Please sign your name:

                                                       -------------------------
                                                       (Authorized Signature(s))